UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscriber Forms and Warrant Indenture

On March 5, 2026, Bunker Hill Mining Corp., a Nevada corporation (the “Company”), closed the previously announced LIFE offering of 159,735,000 units (the “LIFE Units”) of the Company (the “LIFE Offering”) (which includes the full exercise of the agents’ over-allotment option) by way of (i) a “best efforts” private placement (the “Brokered Offering”) in each of the provinces and territories of Canada, (other than Québec), the United States and jurisdictions outside of Canada and the United States pursuant to an agency agreement among the Company, Haywood Securities Inc. (“Haywood”), as lead agent and bookrunner, and a syndicate of agents and (ii) a non-brokered private placement (the “Non-Brokered Offering”) to purchasers in Canada (excluding Québec), the United States and jurisdictions outside of Canada and the United States.

The Company issued the LIFE Units at a price per LIFE Unit of C$0.18 (the “Offer Price”) for gross proceeds of approximately C$33,752,300 (which includes the full exercise of the agents’ over-allotment option and the proceeds received pursuant to the Warrant Exercise (as defined below)). Each LIFE Unit is comprised of one share of common stock of the Company (a “Unit Share”) and one-half of one common stock purchase warrant (a “Warrant”). Each whole Warrant entitles the holder to purchase one share of common stock of the Company (a “Warrant Share”) at a price of C$0.30 per Warrant Share at any time on or before March 5, 2029.

On March 5, 2026, the Company entered into a series of substantially similar subscriber forms (collectively, the “Subscriber Forms”) pursuant to which such investors acquired LIFE Units at the Offer Price. In connection with the LIFE Offering, Ocean Partners Holdings Limited (“OP”) agreed to exercise a minimum of 29,411,765 common share purchase warrants previously issued to and held by OP, at an exercise price of C$0.17 (the “Warrant Exercise”).

In connection with the issuance of the Warrants, on March 5, 2026, the Company entered into a warrant indenture (the “Warrant Indenture”) with Computershare Trust Company of Canada, as warrant agent, to govern the issuance and management of the Warrants.

The Company intends to use the net proceeds from the LIFE Offering to provide working capital for the ramp-up of the Bunker Hill Mine to commercial production, for exploration and for general corporate purposes.

The foregoing description of the Subscriber Forms, the Warrant Indenture, and the Warrants does not purport to be complete and is qualified in its entirety by the full text of the form of Subscriber Form and the Warrant Indenture (including the form of Warrant attached as Schedule “A” thereto), which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Agency Agreement

On March 5, 2026, the Company and Haywood, on its own behalf and on behalf of Roth Canada, Inc., BMO Capital Markets, and Canaccord Genuity Corp. (collectively, the “Agents”), entered into an agency agreement (the “Agency Agreement”), pursuant to which the Agents conducted the LIFE Offering.

Pursuant to the Agency Agreement, the Company paid to the Agents aggregate cash fees of approximately C$1,627,110 and issued to the Agents an aggregate of 9,039,500 non-transferable compensation options (the “Compensation Options”), representing (i) 6.0% of the gross proceeds from the Brokered Offering, other than the gross proceeds raised from certain sales pursuant to a president’s list (the “President’s List Sales”); and (ii) 3.0% of the gross proceeds raised from President’s List Sales (in each case, less any amount of cash fees and Compensation Options issued to ZED Financial Partners (“ZED”)). Each Compensation Option is exercisable to acquire one share of common stock of the Company (a “Compensation Option Share”) at the Offer Price at any time on or before March 5, 2028. No commission was paid on the Non-Brokered Offering.

The Agency Agreement contains customary representations, warranties and covenants of the parties. Pursuant to the Agency Agreement, the Company has agreed to certain restrictions on offering securities of the Company until July 3, 2026, and to prepare and file with the U.S. Securities and Exchange Commission by March 12, 2026, a registration statement covering the resale of all Unit Shares, Warrant Shares, and Compensation Option Shares. In addition, the Company has agreed to indemnify the Agents against certain liabilities, including in respect of claims arising out of the Agency Agreement, or to contribute to payments the Agents may be required to make due to any such liabilities.

The foregoing description of the Agency Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agency Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

* * *

The Company paid ZED a cash fee of C$47,820 of the gross proceeds of the Brokered Offering from subscribers introduced by ZED to the Company (the “Introduced Subscribers”), and issued to certain principals of ZED an aggregate of 265,667 Compensation Options, representing 3.0% of the LIFE Units sold in the Brokered Offering to the Introduced Subscribers.

The representations, warranties and covenants contained in the Subscriber Forms, the Warrant Indenture, and the Agency Agreement were made solely for purposes of such agreements and indenture and as of a specific date, were solely for the benefit of the parties to such agreements and indenture and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

All securities issued in the LIFE Offering are restricted securities under U.S. securities laws. The Company has relied on the exemptions from registration under Rule 506(b) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and in reliance on similar exemptions under applicable state laws, for purposes of the LIFE Offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 6, 2026, the Company filed a Certificate of Change (the “Certificate of Change”) to its Second Amended and Restated Articles of Incorporation (the “Articles”) adopted by the Company’s board of directors and filed with the Secretary of State of the State of Nevada on March 6, 2026, to effect a reverse stock split of the Company’s common stock, par value US$0.000001 per share (“Common Stock”) and preferred stock, par value US$0.000001 per share (“Preferred Stock” and, together with the Common Stock, collectively, the “Capital Stock”), at a ratio of one-for-thirty-five (the “Reverse Stock Split”). The Reverse Stock Split became effective at 12:01 a.m. Pacific Time on March 6, 2026. The Company obtained written consents of stockholders of the Company holding a majority of the voting shares of the Company to approve the Certificate of Change and the Reverse Stock Split contemplated thereby. Unless the context provides otherwise, all stock price and share count information referenced herein is on a pre-Reverse Stock Split basis.

The resulting authorized Capital Stock of the Company after giving effect to the Reverse Stock Split is 100,285,715 authorized shares, with 100,000,000 shares designated as Common Stock and 285,715 shares designated as Preferred Stock. No fractional shares were issued in connection with the Reverse Stock Split, and any fractional shares that resulted from the Reverse Stock Split were rounded up to the nearest whole share. The new CUSIP number for the Common Stock is 120613823.

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Change, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 5, 2026 and March 6, 2026, the Company issued press releases regarding the closing of the LIFE Offering and the completion of the Reverse Stock Split, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1††	Agency Agreement, dated March 5, 2026, by and among Bunker Hill Mining Corp., Haywood Securities Inc., Roth Canada, Inc., BMO Capital Markets, and Canaccord Genuity Corp. (incorporated by reference to Exhibit 1.1 to the Form 10-K filed on March 6, 2026)

3.1	Certificate of Change, effective on March 6, 2026 (incorporated by reference to Exhibit 3.1.2 to the Form 10-K filed on March 6, 2026)

4.1††	Warrant Indenture, dated March 5, 2026, between Bunker Hill Mining Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.8 to the Form 10-K filed on March 6, 2026)

10.1††	Form of Subscriber Form, dated March 5, 2026, between Bunker Hill Mining Corp. and the investors party thereto (incorporated by reference to Exhibit 10.8 to the Form 10-K filed on March 6, 2026)

99.1	Press Release, dated as of March 5, 2026

99.2	Press Release, dated as of March 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

††	Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The omitted information is not material, and the registrant treats such information as private and confidential. The registrant hereby agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: March 9, 2026	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO